SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2003
(March 3, 2003)

AMERICAN RETIREMENT CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	01-13031	62-1674303

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

111 Westwood Place, Suite 200
Brentwood, Tennessee	37027

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 221-2250

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Press Release dated March 3, 2003

Item 9. Regulation FD Disclosure

On March 3, 2003, American Retirement Corporation issued a press release announcing that it will provide an online web simulcast of its fourth quarter 2002 and fiscal year 2002 earnings conference call on Thursday, March 6, 2003. The press release is attached hereto as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RETIREMENT CORPORATION

Date: March 4, 2003	By:	/s/ George T. Hicks George T. Hicks Executive Vice President-Finance, Chief Financial Officer, Secretary and Treasurer

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EXHIBIT INDEX

No.	Exhibit

99.1	March 3, 2003 Press Release

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